WV Concentrated Equities Fund
Class A Shares
(Ticker Symbol: WVCAX)
Class I Shares
(Ticker Symbol: WCVIX)

A series of Investment Managers Series Trust II

Supplement dated August 7, 2017, to the
Summary Prospectus dated May 16, 2017.

Effective immediately, the following replaces the first paragraph of the “Principal Investment Strategies” section on page 2 of the Summary Prospectus:

Under normal market conditions, the Fund invests at least 80% of its net assets (which include borrowings for investment purposes) in equity securities. These equity securities may include common stocks, shares offered in initial public offerings (“IPOs”) and shares of exchange-traded funds (“ETFs”) which invest substantially all of their assets in equity securities. The Fund may invest in both U.S. and non-U.S. securities, which may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). The Fund intends to focus on equity securities of small and mid-capitalization companies but may invest in companies of any market capitalization. To that end, the Fund has elected to use the Russell 2500 Index as the Fund's primary benchmark and the S&P 500 Index as an additional benchmark. Vivaldi Asset Management, LLC (“Vivaldi” or the “Advisor”), the Fund’s advisor, considers small and mid-capitalization companies to be companies with market capitalizations within the range of those companies included in the Russell 2500 Index at the time of purchase. Because small and mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies in which the Fund invests may vary with market conditions. As of March 31, 2017, the market capitalizations of companies included in the Russell 2500 Index were between $14 million and $18.5 billion and the market capitalization of companies included in the S&P 500 Index were between $3 million and $744 billion. Investments in companies that move above or below the capitalization range of the Russell 2500 Index may continue to be held by the Fund in the Advisor’s sole discretion. The Fund will concentrate its long investments in the securities of approximately 30-60 issuers that the Advisor believes have the potential for significant appreciation.

Please file this Supplement with your records.